UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2007

SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Charter)

Delaware
State or Other
Jurisdiction of
Incorporation

0-25033	63-1201350
(Commission	(IRS Employer
File Number)	Identification No.)

17 North 20th Street, Birmingham, Alabama	35203
(Address of Principal Executive Offices)	(Zip Code)

(205) 327-1400
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a) On August 10, 2007, the Audit Committee of the Board of Directors of Superior Bancorp (the “Company”) did not reengage Carr, Riggs & Ingram, LLC (“Carr Riggs”) as the principal independent accounting firm to audit the Company’s financial statements. Carr Riggs’ reports on the Company’s financial statements for the past two years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Carr Riggs’ report dated March 16, 2006, that was included in our Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 16, 2006, expressed an opinion that the Company and its subsidiaries had not maintained effective internal control over financial reporting as of December 31, 2005, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. During the Company’s two most recent fiscal years and the subsequent interim periods preceding Carr Riggs’ dismissal, there have been no disagreements with Carr Riggs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Carr Riggs, would have caused Carr Riggs to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements. Carr Riggs’ report dated March 16, 2007, that was included in our Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 16, 2007, expressed an unqualified opinion on the effectiveness of the Company’s and subsidiaries’ internal control over financial reporting as of December 31, 2006. The Company provided Carr Riggs with a copy of the disclosures made in this Item 4.01(a) and requested that Carr Riggs furnish the Company with a letter addressed to the United States Securities and Exchange Commission stating whether or not Carr Riggs agreed with such disclosures. A copy of the letter from Carr Riggs will be filed as an amendment to this Current Report on Form 8-K within two business days of its receipt.

(b) On August 10, 2007, the Audit Committee of the Company’s Board of Directors engaged Grant Thornton LLP (“Grant Thornton”) to serve as the principal independent accounting firm to audit the Company’s financial statements. During the Company’s two most recent fiscal years and the subsequent interim periods preceding the engagement of Grant Thornton, the Company has not consulted with Grant Thornton regarding either (i) the application of accounting principles to a completed or proposed specified transaction or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a disagreement with Carr Riggs or a reportable event as described in Item 304(a)(1)(v) of the Securities and Exchange Commission’s Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP

By:	/s/ C. Stanley Bailey
C. Stanley Bailey
Chairman and Chief Executive Officer

Date: August 15, 2007